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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 March 7, 1996

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                            THE WALT DISNEY COMPANY
                            DISNEY ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE

                                    DELAWARE

                    (State or Jurisdiction of Incorporation)

        1-11605                      95-4545390
         1-4083                      95-0684440
(Commission File Number)  (IRS Employer Identification No.)

500 SOUTH BUENA VISTA STREET, BURBANK, CALIFORNIA    91521
    (Address of Principal Executive Offices)       (Zip Code)

                                 (818) 560-1000
                        (Registrant's Telephone Number)

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ITEM 5.  OTHER EVENTS

    Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (No. 33-62777) of The Walt Disney Company (which, in connection with the acquisition (the "Acquisition") of Capital Cities/ABC, Inc., was renamed "Disney Enterprises, Inc.") and DC Holdco, Inc. (which, in connection with the Acquisition, was renamed "The Walt Disney Company"), relating to an aggregate of $5,000,000,000 of debt securities, preferred stock and warrants.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c) 1.1(a) Underwriting Agreement,  dated  March  22, 1996,  among  The  Walt
              Disney Company ("Disney") and the Underwriters named therein.

       1.1(b) Distribution  Agreement, dated March 7, 1996, among Disney and the
              Agents named therein.

       4.1(a) Indenture, dated as of March 7, 1996, between Disney and Citibank,
              N.A.,  a   national   banking   association,   as   trustee   (the
              "Indenture").

       4.1(b) Officers'  Certificate establishing each of Disney's 6 3/8% Senior
              Notes due March 30, 2001 and 6 3/4% Senior Notes due March 30, 2006 as a series of securities under the Indenture.

       4.1(c) Form of 6 3/8% Senior Note due March 30, 2001 (included in Exhibit
              4.1(b)).

       4.1(d) Form of 6 3/4% Senior Note due March 30, 2006 (included in Exhibit
              4.1(b)).

       4.1(e) Officers' Certificate establishing Medium-Term Notes as a series of securities under the Indenture.

       4.1(f) Form of Medium-Term Note (Discount) (included in Exhibit 4.1(e)).

       4.1(g) Form  of  Medium-Term  Note  (Fixed  Rate)  (included  in  Exhibit
              4.1(e)).

       4.1(h) Form  of  Medium-Term Note  (Floating  Rate) (included  in Exhibit
              4.1(e)).

       4.1(i) Form of  Medium-Term  Note  (Zero  Coupon)  (included  in  Exhibit
              4.1(e)).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE WALT DISNEY COMPANY

Date: April 5, 1996                       By:       /s/  DAVID K. THOMPSON

                                          --------------------------------------
                                                      David K. Thompson
                                            Senior Vice President -- Assistant
                                                       General Counsel

                                          DISNEY ENTERPRISES, INC.

Date: April 5, 1996                       By:       /s/  DAVID K. THOMPSON

                                          --------------------------------------
                                                      David K. Thompson
                                            Senior Vice President -- Assistant
                                                       General Counsel

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